SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                              COMMUNITY CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
                                                         -----
     5)  Total fee paid: N/A
                        -----
( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
                                -----
     2)  Form, Schedule, or Registration Statement No.: N/A
                                                       -----
     3)  Filing Party: N/A
                      -----
     4)  Date Filed: N/A
                    -----

                                  COMMUNITYCORP
                         1100 NORTH JEFFERIES BOULEVARD
                        WALTERBORO, SOUTH CAROLINA 29488
                                  (843)549-2265


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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2001
--------------------------------------------------------------------------------



         NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the annual meeting (the "Annual Meeting") of the shareholders of Communitycorp (the "Company") will be held at the Bank of Walterboro building located at 1100 North Jefferies Boulevard, Walterboro, South Carolina on Tuesday, April 24, 2001 at 6:00 p.m. Eastern time for the following purposes:

         1. ELECTION OF DIRECTORS: The election of three (3) Class I Directors to serve until the annual meeting of shareholders in 2004.

         2. OTHER BUSINESS: Such other business as properly may come before the Annual Meeting or any adjournment thereof.

                  A Proxy Card and Proxy Statement for the Annual Meeting are enclosed herewith.

                  NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company at the close of business on March 12, 2001, are the shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

         Please read the attached Proxy Statement carefully. You are requested to fill in and sign the enclosed form of Proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS



PEDEN B. MCLEOD                                    W. ROGER CROOK
CHAIRMAN OF THE BOARD                              PRESIDENT AND
                                                   CHIEF EXECUTIVE OFFICER


Walterboro, South Carolina
March 31, 2001


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YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY. YOUR PROXY
CAN BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROXY MAY ALSO BE REVOKED BY WRITTEN NOTIFICATION, OR BY A PROXY OF A LATER DATE.
--------------------------------------------------------------------------------

                        VOTING AT THE MEETING AND PROXIES

         The accompanying form of proxy is for use at the Annual Meeting. A shareholder may use this proxy if he/she is unable to attend the meeting in person or if he/she wishes to have his/her shares voted by proxy even if he/she attends the Annual Meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's secretary, or by submitting a proxy having a later date, or by such person appearing at the Annual Meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to their exercise, will be voted in the manner specified therein. If no specification is made in the proxy, the proxy will be voted "FOR" the election of the nominees for directors listed herein. The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting, but if other matters do come properly before the Annual Meeting it is intended that shares represented by proxies in the accompanying form will be voted by the person named in the proxy in accordance with the recommendation of management.

         The Board of Directors has fixed the close of business on March 12, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On that date, there were a total of 300,000 shares of Company Common Stock outstanding. Each shareholder is entitled to one vote on each matter to come before the Annual Meeting for each share of Company Common Stock held of record by such shareholder. The presence at the Annual Meeting, in person or by proxy, of shareholders, holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Article Eight of the Articles of Incorporation of the Company provide that in the election of directors each shareholder entitled to vote shall be entitled to cast as many votes for each director as shall equal the number of shares held by him/her, but shall not be entitled to accumulate his/her votes to cast more votes for any one director than the number of shares held by him/her. Those nominees receiving the highest number of votes cast at the meeting will be elected directors.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The business and affairs of the Company are managed by its Board of Directors. Except as expressly limited by law, all corporate powers of the Company are vested in and may be exercised by the Board of Directors.

         The Company's Bylaws provide for a Board of Directors consisting of not less than five and not more than 15 directors as determined from time to time by the Board pursuant to a resolution adopted by a majority of the entire Board. The Board of Directors has set the number of Directors for 2001 at nine.

         The Company's Articles of Incorporation provide that the Directors shall be divided into three classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. At the Annual Meeting, three Class I directors will be elected for three year terms expiring at the 2004 Annual Meeting. All of the nominees are currently serving as directors of the Company.

         Should any nominee for the office of director become unable to serve, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise instructed therein, to vote for the election in his stead of such other person as the Board of Directors may recommend.

         If any vacancies occur on the Board of Directors after the Annual Meeting has taken place, such vacancies may be filled by the remaining directors at any regular or special meeting thereof. Individuals selected to fill such vacancies shall serve until the next annual meeting.

         The Board of Directors recommends a vote "FOR" the nominees named below for directors of the Company.

         The following table sets forth certain information as to the Board of Directors' nominees for election as director and of those directors who will continue to serve as such after the Annual Meeting.





                                                                                           Year First       Year
                                      Principal Occupation During Past Five Years and        Elected        Term
Name                         Age (1)  Other Information                                     Director       Expires
-------------------         --------  -------------------------------------------------    ----------     ---------
                                      BOARD NOMINEES

W. Roger Crook                 59     Chief Executive Officer and President of the            1988        2004(2)
                                      Bank since its incorporation on October 11, 1988

Harry L. Hill                  73     Retired, Former Vice President and Resident             1988        2004(2)
                                      Manager, Asten Dryer Fabrics, Inc., manufacturer
                                      of dryer felts

Robert E. Redfearn             77     Retired, Former owner of Sea Spirits, Inc.              1988        2004(2)
                                      Grocery/Real Estate
                                      Edisto Beach, S.C.


                                                                                           Year First      Year
                                      Principal Occupation During Past Five Years and       Elected        Term
Name                         Age (1)  Other Information                                     Director      Expires
-------------------         --------  -------------------------------------------------    ----------     ---------
                                      DIRECTORS CONTINUING IN OFFICE

George W. Cone                 55     Partner in Law Firm of McLeod, Fraser & Cone            1988          2002

J. Barnwell Fishburne          45     Owner, Fishburne & Company                              1988          2002
                                      Real Estate Sales and Rentals

Calvert W. Huffines            51     President of The Huffines Company                       1988          2003
                                      Real Estate Broker

Peden B. McLeod                60     Retired Code Commissioner and Director                  1988          2003
                                      South Carolina Legislative Council
                                      Partner in McLeod, Fraser & Cone
                                      Law Firm

Harold M. Robertson            77     Retired, Previous owner of Robertson Electric           1988          2003
                                      Company.  Retired Member of Board of Directors
                                      South Carolina Public Service Authority

----------
(1) At December 31, 2000
(2) Assuming re-election at the Annual Meeting

                               EXECUTIVE OFFICERS

W. Roger Crook, age 59, is Director, CEO and President of Communitycorp. He is also CEO and President of the Bank since its incorporation on October 11, 1988. Mr. Crook was actively involved in organizing the Bank. Prior to February 1988, Mr. Crook was Vice President of Citizens & Southern National Bank, Walterboro, South Carolina, for more than five years.

M. Ellison Young, age 63, is Vice President of Communitycorp. He has also been Vice President since joining the Bank in October 1991. Prior to October 1990, Mr. Young was Vice President and Branch Manager for The First Savings Bank, Walterboro Branch, for more than five years.

Gwendolyn P. Bunton, age 47, Vice President and Treasurer of Communitycorp. Also for the Bank, she has been Vice President and Cashier since December 1993, Assistant Vice President and Cashier since April 1990, Cashier and Operations Officer since May 1989. Mrs. Bunton joined Bank of Walterboro in February 1989. Prior to February 1989, Mrs. Bunton was Loan Administrative Assistant III at Citizens & Southern National Bank, Walterboro, South Carolina, for more than five years.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors holds regular meetings monthly. The Board of Directors has established an Audit Committee, an Executive Committee, an Investment Committee and a Loan Committee. The Board does not have a Compensation Committee and functions normally performed by a Compensation Committee are performed by the Executive Committee. During the fiscal year ended December 31, 2000, the Board held a total of 13 regular and special meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees, of the Board of Directors on which he served.

         The Executive Committee established and monitors the Company's major policies, reviews all proposed changes to policies prior to submission to the Board, and monitors the Company's employee compensation and benefit programs. The Executive Committee may act on behalf of the Board of Directors between meetings. Members of the Executive Committee are George W. Cone, W. Roger Crook, Peden B. McLeod, Harold M. Robertson and Robert Redfearn. The Executive Committee met 2 times during 2000.

         The Investment Committee establishes and monitors the Bank's investment policy to insure the safety and liquidity of the Bank's investments and monitors the Bank's assets, liabilities and interest rate policies and exposure. Members of the Investment Committee are George W. Cone, W. Roger Crook and Peden B. McLeod. The Investment Committee met 3 times during 2000.

         The Loan Committee establishes and monitors the Bank's lending policies, reviews compliance with policy, reviews loans where the borrower's liability exceeds certain limits, monitors loans for credit quality and reviews all loans over 30 days past due. Members of the Loan Committee are George W. Cone, W. Roger Crook, Calvert W. Huffines, Peden B. McLeod, John B. Fishburne and Harold M. Robertson. The Loan Committee met 39 times during 2000.

         The Board of Directors nominates candidates for election as directors; it has no nominating committee. The Board of Directors will consider individuals recommended by shareholders. Shareholders may make recommendations by writing to Peden B. McLeod, Chairman of the Board, Communitycorp, Post Office Box 1707, Walterboro, South Carolina 29488.

         The Audit Committee selects the Company's independent auditors, determines the scope of the Annual Audit, determines whether the Company has adequate administrative, operational and internal accounting controls and determines whether the Company is operating according to established policies and procedures. The members of the Audit Committee are George W. Cone, J. Barnwell Fishburne, Harry L. Hill and Robert E. Redfearn. The Audit Committee met 2 times during 2000.

                   REPORT OF THE AUDIT COMMITTEE OF THE BOARD

         The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the information contained in the report by reference, and shall not be deemed filed under such acts.

         The audit committee has reviewed and discussed with management the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61. The audit committee has received from the independent auditors the written disclosures and the letter required by Independent Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and has discussed with the independent auditors the independent auditor's independence from the company and its management. In reliance on the reviews and discussions referred to above, the audit committee recommended to the company's board of directors that the audited financial statements be included in the company's Annual Report on SEC Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

         The report on the audit committee is included herein at the direction of its members.

                                   Audit Fees

         The aggregate fees billed for professional services rendered by the independent auditors during the company's 2000 fiscal year for review of the company's annual financial statements and those financial statements included in the company's quarterly reports filed on the SEC Form 10-Q totaled $32,200.

          Financial Information Systems Design and Implementation Fees

         The company did not engage the independent auditors to provide, and the independent auditors did not bill for, professional services regarding financial information systems design and implementation during the company's 2000 fiscal year.

                                 All Other Fees

         The aggregate fees billed for non-audit services rendered by the independent auditors during the company's 2000 fiscal year totaled $16,203. Non-audit services included an examination of the Bank's electronic data processing department and assistance with the Company's Form 10K, among other things.

                             DIRECTORS COMPENSATION

         Members of the Board of Directors of the Company received a monthly fee of $500 and an extra month's fee in December for 2000. Committee members receive no fees. Total fees paid to directors in the fiscal year ended December 31, 2000 were $52,000. In addition, the Chairman of the Board & the Attorney for Communitycorp were paid $26,620 & $26,220, respectively, for the year ended December 31, 2000.

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with principal officers, directors, and their associates on substantially the same terms including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and did not involve more than normal risk of collectibility or present other unfavorable features. During 2000, the largest aggregate amount of indebtedness of principal officers, directors and their associates to the Company was $1,702,080 which represented 18.70% of the Company's equity capital at the time. During 2000, the law firm of McLeod, Fraser & Cone provided legal services to the Company in its ordinary course of business and it is expected to continue to do so in the future. George W. Cone, director of Communitycorp, is a partner of the McLeod, Fraser and Cone law firm. Peden B. McLeod, Director and Chairman of the Board of Communitycorp, is also partner in the law firm of McLeod, Fraser and Cone.

                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP


                                                                                  Total Sole and        Total
  Name and Address of                  Sole Voting and     Shared Voting and      Shared Voting and   Percent of
    Beneficial Owner                  Investment Power     Investment Power      Investment Power       Class
    ----------------                  ----------------     ----------------      ----------------       -----
Owners of 5% or more of
Common Stock                                24,917                   -0-                24,917       8.84%

Sea Spirits, Inc. (1)

3205 Palmetto Blvd.
Edisto, SC 29438

Directors

George W. Cone (2)                           4,461                 2,600                 7,061       2.50%

W. Roger Crook(3)                            3,164                   500                 3,664       1.30%

Barnwell Fishburne(4)                        3,596                 1,561                 5,157       1.83%

Harry L. Hill                                3,891                   -0-                 3,891       1.38%

Calvert W. Huffines (5)                      3,057                 4,600                 7,657       2.72%

Peden B. McLeod (6)                         10,276                15,516                25,792       9.15%

Robert E. Redfearn (7)                         500                24,917                25,417       9.02%

Harold Robertson (8)                         9,028                 2,234                11,262       3.99%



Executive Officers and
Directors as a Group
 (10 persons)                               68,265                52,817               121,082      42.98%


----------
(1) This corporation is controlled by Robert E. Redfearn, a director of the Bank.
(2)      Includes 2,600 shares held by family members
(3)      Includes 500 shares held by family members.
(4)      Includes 1,561 shares held by family members.
(5) Includes 2,300 shares owned by a foundation controlled by Mr. Huffines and 2,300 shares owned by family members.
(6)      Includes 15,516 shares held by family members.
(7) Includes 24,917 shares owned by Sea Spirits, Inc., a corporation which is controlled by Mr. Redfearn.
(8)      Includes 2,234 shares held by family members.

                             EXECUTIVE COMPENSATION

The following information is furnished for the Chief Executive Officer of the Company. No other executive officer of the Company received salary and bonuses in excess of $100,000 during the fiscal year ended December 31, 2000.


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

        ---------------------------- --------- --------------- ------------ ------------------ -----------------

        ---------------------------- --------- --------------- ------------ ------------------ -----------------
                                                                            Other Annual       All Other
        Name and                                   Salary        Bonus      Compensation       Compensation
        Principal Position            Year           ($)            ($)              ($)           ($) (1)
        ---------------------------- --------- --------------- ------------ ------------------ -----------------
        W. Roger Crook               2000       $ 110,000       $ 21,000             ---        $  39,170
        President and Chief          1999         104,000         21,000             ---           22,962
        Executive Officer            1998         100,000         15,000             ---           21,315
        ---------------------------- --------- --------------- ------------ ------------------ -----------------

(1) Included deferred compensation of $30,000, $14,212, and $13,265 in 2000, 1999, and 1998, respectively, and profit sharing contribution of $9,170, $8,750, and $8,050 in 2000, 1999, and 1998, respectively.


RETIREMENT PLANS

Profit Sharing Plan. The Company has a qualified Profit Sharing Plan with 401(K) features. The plan is intended to meet the qualification requirements under the Internal Revenue Code and serve as a reward to employees for productivity and profitability. All full-time employees who have attained age 21 and have one year of service are eligible to participate in the plan. Contributions to the plan are computed each year on a discretionary basis by the Board of Directors with consideration for annual profits, retained earnings and reserve requirements. The profit sharing plan is administered by Profit Concepts, Inc., an independent third party administrator in Columbia, South Carolina. The Trustees of the plan are members of the Board of Directors and are as follows:
J. Barnwell Fishburne, Calvert Huffines and George Cone. The Board of Directors has the authority to add, delete, or replace Trustees as deemed necessary to ensure adequate oversight and direction of the plan operations.

         The profit sharing plan is designed to provide a source of additional retirement income that will supplement Social Security benefits at age 65 for each eligible career employee. Employees or their beneficiaries have the right to withdraw their funds in the plan upon early separation of service, death, disability, normal retirement (age 65), early retirement (age 59 1/2) or late retirement (age 70). Distributions from the plan will be made in either monthly installments or as a lump sum payment.

         The profit sharing plan includes special provisions as outlined in the Internal Revenue Code, Section 401(K), which permits employees to make voluntary pre-tax contributions to the retirement plan trust. Employees meeting the eligibility requirements of the profit sharing plan described above may also make voluntary contributions under 401(K) plan provisions up to 10% of annual salary.

         The employer has decided to waive its option of matching employee contributions since the profit sharing plan will potentially provide eligible employees with a retirement benefit. All employee voluntary contributions are 100% vested. Withdrawal features in the 401(K) plan are the same as the profit sharing plan. Expenses for this plan were $47,218 for the year ending December 31, 2000.

Deferred Compensation Plan. The Company has a Deferred Compensation Plan which covers the Chief Executive Officer. This plan is a non-qualified voluntary deferral salary program with participation limited to the Bank's senior management group of vice president and above.

         Contributions to the plan are voluntary and may be changed from year to year based upon the income needs of eligible participants. Amounts deferred are assets of the Bank and income derived from the investment of these assets are also reflected as assets of the Bank. These assets are subject to the claims of creditors of the corporation. Deferred funds will be invested and reinvested by the corporation until such time the employee separates from service and elects to receive the deferral amounts plus accumulated earnings. The corporation has the right to invest bank assets in cash, cash equivalents, marketable securities, common stock, life insurance, annuities or savings instruments as deemed appropriate by the Trustees and Board of Directors. Expenses for this plan were $30,000 for the year ending December 31, 2000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of any registered class of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended December 31, 2000 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

                             INDEPENDENT ACCOUNTANTS

         During the 2000 fiscal year, Tourville, Simpson & Caskey, L.L.P. of Columbia, South Carolina, served as independent accountants to the Company. They have been appointed as the Company's independent accountants for the 2001 fiscal year by the Board of Directors. Representative of Tourville, Simpson & Caskey, L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will be available to respond to proper questions regarding the independent accountants' responsibilities.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the Annual Meeting.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in April 2002, should be received by the Company no later than January 31, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting . Such proposals should be sent in writing to Communitycorp, Post Office Box 1707, Walterboro, South Carolina 29488, Attention: Corporate Secretary. Any such proposals must comply in all respect with the rules and regulations of the Securities and Exchange Commission.

                             EXPENSE OF SOLICITATION

         The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone at their regular salary or hourly compensation.

                                    FORM 10-K

         The Company will provide without charge to each person solicited herein, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto. Such a written request should be directed to Communitycorp, Post Office Box 1707, Walterboro, South Carolina, 29488, Attention: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS





PEDEN B. MCLEOD                                 W. ROGER CROOK
CHAIRMAN OF THE BOARD                           PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER

Walterboro, South Carolina
March 31, 2001

                                      PROXY

KNOW ALL MEN BY THESE PRESENT that I, the undersigned shareholder of Communitycorp, Walterboro, South Carolina, do hereby nominate, constitute and appoint Peden B. McLeod and Harold M. Robertson or _____________________________ or any one or more of them, my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all of the stock of said Company, standing in my name on its books as of March 12, 2001 at the meeting of its shareholders to be held at the Bank of Walterboro building located at 1100 North Jefferies Boulevard, Walterboro, South Carolina, on Tuesday, April 24, 2001 at 6:00 p.m. Eastern time or at any adjournment thereof, as follows:

  FOR                    WITHHOLD     1. ELECTION OF DIRECTORS:
(     )                  (     )      The Election of Three (3) Class I
                                      directors listed in the accompanying
                                      Statement. The names of the nominees are as follows: W. Roger Crook, Harry L. Hill, and Robert E. Redfearn.

                                      2. OTHER BUSINESS:
                                      Such other business that may properly be brought before the meeting or any adjournment thereof. Management at the present time knows of no other business to be brought before the meeting other than that of a routine nature.

I hereby ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof, receipt of the notice of said Annual Meeting being hereby acknowledged. Said attorney(s) is (are) hereby authorized to exercise all of the powers that I would possess if present personally at said meeting or any adjournment thereof. I hereby revoke all proxies by me heretofore given for any meeting of shareholders of said Company.

IN THE ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED HEREBY SHALL BE VOTED IN FAVOR OF THE MATTERS SPECIFICALLY SET FORTH ABOVE ANY IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY RE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

In Witness whereof I have hereunto set my hand and seal this _____ day of ______________ 2001.


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly